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                                                                   EXHIBIT 23.2

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated April 27, 2001 included in Asyst Technologies, Inc.'s Form 10-K for the year ended March 31, 2001, and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

San Jose, California
September 18, 2001



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